Exhibit 99.2
Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

The following unaudited schedules are presented in order to provide unaudited pro forma combined historical financial and operating data for Frontier Communications Corporation (Frontier), including financial and operating data for the properties acquired from Verizon Communications Inc. (Verizon) on July 1, 2010 in a merger transaction.  The unaudited financial and operating data for the three months ended September 30, 2010 and December 31, 2010 represent actual information for the third and fourth quarters of 2010.

The unaudited pro forma combined statements of operations information, which have been prepared for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, give effect to the transactions and other events as if they had occurred on January 1, 2009.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the beginning of each period presented.  The pro forma information assumes that the debt of Verizon's Separate Telephone Operations (VSTO or the Acquired Properties) was assumed by Frontier as of January 1, 2009, the Frontier common stock was issued to Verizon shareholders as of January 1, 2009 and the Frontier annual cash dividend policy was $0.75 per share in 2009 and 2010.

Frontier is considered the accounting acquirer.  The historical quarterly financial information of Frontier and VSTO prior to July 1, 2010 has been adjusted to give effect to events that are directly attributable to the transactions and factually supportable and, in the case of the statements of operations information, that are expected to have a continuing impact.  Pro Forma adjustments were made:  to adjust the historical pension and other postretirement employee benefit obligations retained by Verizon; to conform the bad debt expense classification of VSTO to Frontier's policy; to remove acquisition, integration and realignment expenditures; to include interest expense on $3.2 billion of notes assumed by Frontier in the acquisition; to include amortization of acquired customer assets, and to exclude interest charged to VSTO by Verizon.

Certain figures have been revised from the previously disclosed amounts to conform to Frontier reporting methodologies.

Note:  All amounts in the attached schedules for the fourth quarter and year ended December 31, 2010 have been shaded.  Additionally, any amounts that have been restated or changed from a previously disclosed amount have been shaded.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:															Actual		Actual
	March 31,		June 30,		September 30,		December 31,			March 31,			June 30,		September 30,		December 31,
(Amounts in millions of dollars, except	2009	Var.	2009	Var.	2009	Var.	2009		Var.	2010		Var.	2010	Var.	2010	Var.	2010
per share amounts)

Income Statement Data
Revenue	$1,562	$(21)	$1,541	$(27)	$1,514	$(60)	$1,454		$2	$1,456		$(22)	$1,434	$(31)	$1,403	$(44)	$1,359

Costs and expenses (1)	809	(5)	804	(23)	781	18	799		(22)	777		18	795	34	829	(63)	766
Depreciation and amortization	394	5	399	(32)	367	(22)	345		(1)	344		2	346	(6)	340	13	353
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144		(23)	1,121		20	1,141	28	1,169	(50)	1,119

Operating income	359	(21)	338	28	366	(56)	310		25	335		(42)	293	(59)	234	6	240
Investment and other income (loss), net	8	(5)	3	2	5	(57)	(52	)(2)	59	7		3	10	(7)	3	(2)	1
Interest expense	158	9	167	1	168	2	170		(5)	165		1	166	1	167	1	168
Income before income taxes	209	(35)	174	29	203	(115)	88		89	177		(40)	137	(67)	70	3	73
Income tax expense	71	(10)	61	13	74	(39)	35		50	85	(3)	(38)	47	(7)	40	(14)	26
Net income	$138	$(25)	$113	$16	$129	$(76)	$53		$39	$92		$(2)	$90	$(60)	$30	$17	$47

Weighted average shares outstanding	988	-	988	1	989	-	989		-	989		-	989	-	989	1	990

Basic net income per share attributable to common shareholders of Frontier	$0.14	$(0.03)	$0.11	$0.02	$0.13	$(0.08)	$0.05		$0.04	$0.09		$-	$0.09	$(0.06)	$0.03	$0.02	$0.05

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		Includes premium on debt repurchases of $54 million ($34 million or $0.03 per share after tax).
(3)		Includes tax expense of $21 million related to the impact of health care reform legislation enacted in March 2010.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Selected Income Statement Data
Revenue
Local and long distance services	$795	$2	$797	$(30)	$767	$(7)	$760	$(38)	$722	$(13)	$709	$(20)	$689	$(27)	$662
Data and internet services	463	2	465	(8)	457	2	459	(1)	458	5	463	(10)	453	-	453
Switched access and subsidy	193	(4)	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161
Directory services	28	(1)	27	(1)	26	-	26	(1)	25	(1)	24	3	27	(1)	26
Other	83	(20)	63	5	68	(49)	19	42	61	3	64	2	66	(9)	57
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359

Expenses
Costs and expenses (1)	809	(5)	804	(23)	781	18	799	(22)	777	18	795	34	829	(63)	766
Depreciation and amortization	394	5	399	(32)	367	(22)	345	(1)	344	2	346	(6)	340	13	353
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119

Operating Income	$359	$(21)	$338	$28	$366	$(56)	$310	$25	$335	$(42)	$293	$(59)	$234	$6	$240

Other Financial Data
Adjusted operating income (2)	$370	$(24)	$346	$23	$369	$9	$378	$(25)	$353	$(44)	$309	$22	$331	$(62)	$269
Adjusted operating income %	23.7%	-1.2%	22.5%	1.9%	24.4%	1.6%	26.0%	-1.8%	24.2%	-2.7%	21.5%	2.1%	23.6%	-3.8%	19.8%
Operating cash flow, as adjusted (2)	$764	$(19)	$745	$(9)	$736	$(13)	$723	$(26)	$697	$(42)	$655	$16	$671	$(49)	$622
Operating cash flow %, as adjusted	48.9%	-0.6%	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%
Free cash flow (2)	$370	$(73)	$297	$13	$310	$(10)	$300	$57	$357	$(72)	$285	$54	$339	$(126)	$213
Dividends (3)	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186
Dividend payout ratio (3)	50.3%	12.3%	62.6%	-2.6%	60.0%	2.0%	62.0%	-9.9%	52.1%	13.2%	65.3%	-10.3%	55.0%	32.5%	87.5%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	A reconciliation to this measure is presented in Schedules 5 and 6.
(3)	Assumes annual cash dividend of $0.75 per common share.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Other Financial Data

Revenue:
Residential	714	(6)	708	(18)	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607
Business	655	(11)	644	(16)	628	(37)	591	20	611	4	615	(10)	605	(14)	591
Total customer revenue	1,369	(17)	1,352	(34)	1,318	(54)	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198
% of total revenue	88%	0%	88%	-1%	87%	0%	87%	0%	87%	1%	88%	0%	88%	0%	88%
Switched Access Revenue	111	-	111	(3)	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82
Federal Subsidies	47	(6)	41	7	48	(1)	47	(1)	46	(11)	35	8	43	-	43
State Subsidies	8	(1)	7	(1)	6	1	7	-	7	-	7	3	10	1	11
Surcharges	27	3	30	4	34	(3)	31	3	34	1	35	(8)	27	(2)	25
Total regulatory revenue	193	(4)	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161
% of total revenue	12%	0%	12%	1%	13%	0%	13%	0%	13%	-1%	12%	0%	12%	0%	12%
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359

Capital expenditures:
Base wireline operations	143	-	143	19	162	12	174	(59)	115	29	144	(5)	139	72	211
Fiber optic	47	7	54	(23)	31	4	35	(14)	21	(3)	18	2	20	(2)	18
Subtotal	190	7	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229
Integration	-	3	3	(3)	-	22	22	8	30	3	33	(17)	16	3	19
Total	190	10	200	(7)	193	38	231	(65)	166	29	195	(20)	175	73	248

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

													Actual		Actual
For the quarter ended:	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions, except operating data)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Other Financial and Operating Data

Access lines:(1)
Residential	4,503,376	(130,381)	4,372,995	(152,049)	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670
Business	2,315,195	(32,583)	2,282,612	(32,859)	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048
Total access lines	6,818,571	(162,964)	6,655,607	(184,908)	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718

Residential customer metrics:
Customers	4,251,260	(118,666)	4,132,594	(140,065)	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193
Revenue	$714	$(6)	$708	$(18)	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607
Average monthly residential revenue per customer (ARPU)	$55.68	$0.57	$56.25	$0.29	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94
Customer monthly churn	2.07%	-	2.07%	0.17%	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%
Products per residential customer (2)	2.06	0.04	2.10	0.03	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30

Business customer metrics:
Customers	NA		NA		NA		NA		NA		NA		354,233	(10,410)	343,823
Revenue	$655	$(11)	$644	$(16)	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605	(14)	$591
Average monthly business revenue per customer (ARPU)	NA		NA		NA		NA		NA		NA		$565.06	(0.28)	$564.78

Other data:
Employees	NA		NA		NA		NA		NA		14,800	(42)	14,758	40	14,798
High-Speed Internet (HSI) subscribers (1)	1,627,867	32,508	1,660,375	14,638	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167
Video subscribers	409,490	38,802	448,292	19,145	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446
Switched access minutes of use (in millions)	6,663	(391)	6,272	(222)	6,050	(276)	5,774	105	5,879	(973)	4,906	440	5,346	(248)	5,098
Average monthly total revenue per access line	$75.37	$0.87	$76.24	$0.65	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98
Average monthly customer revenue per access line	$66.03	$0.85	$66.88	$0.04	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77

(1)	Revised from the previously disclosed amounts to conform access line count and HSI subscribers to the Frontier reporting methodology.
(2)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Peace of Mind, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Peace of Mind.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

						For the					For the nine		For the
	For the quarter ended:					year ended			For the six	Actual	months ended	Actual	year ended
		March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	months ended	September 30,	September 30,	December 31,	December 31,
	(Amounts in millions)	2009	2009	2009	2009	2009	2010	2010	June 30, 2010	2010	2010	2010	2010

	Net Income to Free Cash Flow;
	Net Cash Provided by Operating Activities

	Net income	$138	$113	$129	$53	$433	$92	$90	$182	$30	$212	$47	$259

	Add back:
	Depreciation and amortization	394	399	367	345	1,505	344	346	690	340	1,030	353	1,383
	Income tax expense	71	61	74	35	241	85	47	132	40	172	26	198
	Pension costs (non-cash)	8	8	3	67	86	18	15	33	12	45	16	61
	Stock based compensation	2	3	2	2	9	3	2	5	5	10	5	15
	Acquisition and integration costs	-	-	-	-	-	-	-	-	78	78	11	89

	Subtract:
	Cash paid for income taxes (1)	48	86	67	47	248	44	43	87	5	92	16	108
	Other income, net	5	4	5	(54)	(40)	5	10	15	2	17	-	17
	Capital expenditures - Business operations	190	197	193	209	789	136	162	298	159	457	229	686
	Free cash flow	$370	$297	$310	$300	$1,277	$357	$285	$642	$339	$981	$213	$1,194

(1)	Cash paid for income taxes in 2009 for the acquired properties was allocated evenly across all four quarters of 2009. Actual amounts for 2010 were not available and have been estimated.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

					For the					For the nine		For the
					year ended			For the six	Actual	months ended	Actual	year ended
For the quarter ended:	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	months ended	September 30,	September 30,	December 31,	December 31,
(Amounts in millions)	2009	2009	2009	2009	2009	2010	2010	June 30, 2010	2010	2010	2010	2010

Operating Cash Flow and
Operating Cash Flow Margin

Operating income, pro forma	$359	$338	$366	$310	$1,373	$335	$293	$628	$234	$862	$240	$1,102

Add back:
Depreciation and amortization	394	399	367	345	1,505	344	346	690	340	1,030	353	1,383
Operating cash flow, pro forma	$753	$737	$733	$655	$2,878	$679	$639	$1,318	$574	$1,892	$593	$2,485
Adjustments:
Non-cash pension costs	8	8	3	67	86	18	15	33	12	45	16	61
Severance and early retirement costs	3	-	-	1	4	-	1	1	7	8	2	10
Acquisition and integration costs	-	-	-	-	-	-	-	-	78	78	11	89
Operating income, pro forma as adjusted	$370	$346	$369	$378	$1,463	$353	$309	$662	$331	$993	$269	$1,262
Operating cash flow, pro forma as adjusted	$764	$745	$736	$723	$2,968	$697	$655	$1,352	$671	$2,023	$622	$2,645

Revenue	$1,562	$1,541	$1,514	$1,454	$6,071	$1,456	$1,434	$2,890	$1,403	$4,293	$1,359	$5,652

Operating income margin
(Operating income divided by revenue)	23.0%	21.9%	24.2%	21.3%	22.6%	23.0%	20.4%	21.7%	16.7%	20.1%	17.6%	19.5%

Operating income margin, as adjusted	23.7%	22.5%	24.4%	26.0%	24.1%	24.2%	21.5%	22.9%	23.6%	23.1%	19.8%	22.3%

Operating cash flow margin
(Operating cash flow divided by revenue)	48.2%	47.8%	48.4%	45.0%	47.4%	46.6%	44.6%	45.6%	40.9%	44.1%	43.6%	44.0%

Operating cash flow margin, as adjusted	48.9%	48.3%	48.6%	49.7%	48.9%	47.9%	45.7%	46.8%	47.9%	47.1%	45.8%	46.8%

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Revenue:
Legacy Frontier	538	(6)	532	(5)	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501
Acquired properties	1,024	(15)	1,009	(22)	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359

Cash operating expenses
Legacy Frontier	250	(6)	244	(5)	239	(3)	236	3	239	(2)	237	16	253	1	254
Acquired properties (1)	548	4	552	(13)	539	(44)	495	25	520	22	542	(63)	479	3	482
Total cash operating expenses	798	(2)	796	(18)	778	(47)	731	28	759	20	779	(47)	732	4	736

Operating cash flow, pro forma as adjusted
Legacy Frontier	288	-	288	-	288	(3)	285	(4)	281	(2)	279	(19)	260	(14)	246
%	53.5%	0.7%	54.2%	0.4%	54.6%	0.1%	54.7%	-0.7%	54.0%	0.0%	54.0%	-3.2%	50.8%	-1.7%	49.1%
Acquired properties	476	(19)	457	(9)	448	(10)	438	(22)	416	(40)	376	35	411	(35)	376
%	46.5%	-1.2%	45.3%	0.1%	45.4%	1.5%	46.9%	-2.5%	44.4%	-3.4%	41.0%	5.2%	46.2%	-2.4%	43.8%
Total operating cash flow, pro forma as adjusted	764	(19)	745	(9)	736	(13)	723	(26)	697	(42)	655	16	671	(49)	622
%	48.9%	-0.6%	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%

Capital expenditures (excluding integration):
Legacy Frontier	55	(2)	53	1	54	15	69	(29)	40	13	53	2	55	24	79
% of revenue	10%	0%	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%
Acquired properties	135	9	144	(5)	139	1	140	(44)	96	13	109	(5)	104	46	150
% of revenue	13%	1%	14%	0%	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%
Total capital expenditures	190	7	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229
% of revenue	12%	1%	13%	0%	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Revenue Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010
Revenue:
Residential revenue:
Legacy Frontier	231	(3)	228	(4)	224	(6)	218	2	220	1	221	(2)	219	(5)	214
Acquired properties	483	(3)	480	(14)	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393
Total residential revenue	714	(6)	708	(18)	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607

Business revenue:
Legacy Frontier	217	-	217	(5)	212	-	212	(1)	211	4	215	(2)	213	(4)	209
Acquired properties	438	(11)	427	(11)	416	(37)	379	21	400	-	400	(8)	392	(10)	382
Total business revenue	655	(11)	644	(16)	628	(37)	591	20	611	4	615	(10)	605	(14)	591

Regulatory revenue:
Switched access revenue
Legacy Frontier	62	-	62	(2)	60	1	61	(1)	60	(3)	57	(6)	51	(3)	48
Acquired properties	49	-	49	(1)	48	(4)	44	(1)	43	(3)	40	(3)	37	(3)	34
Total switched access revenue	111	-	111	(3)	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82

Federal subsidy revenue
Legacy Frontier	18	(4)	14	5	19	-	19	(2)	17	(7)	10	8	18	-	18
Acquired properties	29	(2)	27	2	29	(1)	28	1	29	(4)	25	-	25	-	25
Total Federal USF revenue	47	(6)	41	7	48	(1)	47	(1)	46	(11)	35	8	43	-	43

State subsidy revenue
Legacy Frontier	2	-	2	-	2	-	2	-	2	-	2	-	2	-	2
Acquired properties	6	(1)	5	(1)	4	1	5	-	5	-	5	3	8	1	9
Total State USF revenue	8	(1)	7	(1)	6	1	7	-	7	-	7	3	10	1	11

Surcharges revenue
Legacy Frontier	8	1	9	1	10	(1)	9	1	10	1	11	(1)	10	(1)	9
Acquired properties	19	2	21	3	24	(2)	22	2	24	-	24	(7)	17	(1)	16
Total surcharges revenue	27	3	30	4	34	(3)	31	3	34	1	35	(8)	27	(2)	25

Total regulatory revenue	193	(4)	189	7	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161

Total revenue:
Legacy Frontier	538	(6)	532	(5)	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501
Acquired properties	1,024	(15)	1,009	(22)	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359

Frontier Communications Corporation
Pro Forma Combined Historical Operating Expenses Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Operating expenses:
Wages and benefits
Legacy Frontier	93	(7)	86	7	93	(4)	89	6	95	(8)	87	16	103	9	112
Acquired properties	NA		NA		NA		NA		NA		NA		186	16	202
Total wages	NA		NA		NA		NA		NA		NA		289	25	314

Non-wages and benefits
Legacy Frontier	168	(3)	165	(10)	155	3	158	(6)	152	3	155	73	228	(69)	159
Acquired properties	NA		NA		NA		NA		NA		NA		312	(19)	293
Total non-wages	NA		NA		NA		NA		NA		NA		540	(88)	452

Cash operating expenses
Legacy Frontier	250	(6)	244	(5)	239	(3)	236	3	239	(2)	237	16	253	1	254
Acquired properties (1)	548	4	552	(13)	539	(44)	495	25	520	22	542	(63)	479	3	482
Total cash operating expenses	798	(2)	796	(18)	778	(47)	731	28	759	20	779	(47)	732	4	736

Non-cash operating expenses
Legacy Frontier	11	(4)	7	2	9	2	11	(3)	8	(3)	5	73	78	(61)	17
Acquired properties	-	1	1	(7)	(6)	63	57	(47)	10	1	11	8	19	(6)	13
Total non-cash operating expenses	11	(3)	8	(5)	3	65	68	(50)	18	(2)	16	81	97	(67)	30

Depreciation and Amortization
Legacy Frontier	138	(5)	133	(30)	103	-	103	(2)	101	(1)	100	(2)	98	2	100
Acquired properties	256	10	266	(2)	264	(22)	242	1	243	3	246	(4)	242	11	253
Total depreciation and amortization	394	5	399	(32)	367	(22)	345	(1)	344	2	346	(6)	340	13	353

Total operating expenses
Legacy Frontier	399	(15)	384	(33)	351	(1)	350	(2)	348	(6)	342	87	429	(58)	371
Acquired properties	804	15	819	(22)	797	(3)	794	(21)	773	26	799	(59)	740	8	748
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Capital Expenditures Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Capital expenditures:
Base wireline operations
Legacy Frontier	55	(2)	53	1	54	15	69	(29)	40	13	53	2	55	24	79
% of revenue	10%	0%	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%
Acquired properties	88	2	90	18	108	(3)	105	(30)	75	16	91	(7)	84	48	132
% of revenue	9%	0%	9%	2%	11%	0%	11%	-3%	8%	2%	10%	-1%	9%	6%	15%
Total capital expenditures	143	-	143	19	162	12	174	(59)	115	29	144	(5)	139	72	211
% of revenue	9%	0%	9%	2%	11%	1%	12%	-4%	8%	2%	10%	0%	10%	6%	16%

Fiber optic	47	7	54	(23)	31	4	35	(14)	21	(3)	18	2	20	(2)	18
% of revenue	3%	1%	4%	-2%	2%	0%	2%	-1%	1%	0%	1%	0%	1%	0%	1%

Capital Expenditures
(excluding integration):
Legacy Frontier	55	(2)	53	1	54	15	69	(29)	40	13	53	2	55	24	79
% of revenue	10%	0%	10%	0%	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%
Acquired properties	135	9	144	(5)	139	1	140	(44)	96	13	109	(5)	104	46	150
% of revenue	13%	1%	14%	0%	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%
Total capital expenditures	190	7	197	(4)	193	16	209	(73)	136	26	162	(3)	159	70	229
% of revenue	12%	1%	13%	0%	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%

Frontier Communications Corporation
Pro Forma Combined Historical Residential Customer Metrics Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

	For the quarter ended:													Actual		Actual
		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
(Amounts in millions, except operating data)		2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Residential customer metrics:
	Customers -
	Legacy Frontier	1,323,369	(19,125)	1,304,244	(27,178)	1,277,066	(22,558)	1,254,508	(24,082)	1,230,426	(23,827)	1,206,599	(20,780)	1,185,819	(22,058)	1,163,761
	Acquired properties (2)	2,927,891	(99,541)	2,828,350	(112,887)	2,715,463	(94,187)	2,621,276	(77,884)	2,543,392	(96,657)	2,446,735	(94,459)	2,352,276	(70,844)	2,281,432
	Total residential customers	4,251,260	(118,666)	4,132,594	(140,065)	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193

	Revenue -
	Legacy Frontier	$231	$(3)	$228	$(4)	$224	$(6)	$218	$2	$220	$1	$221	$(2)	$219	$(5)	$214
	Acquired properties	483	(3)	480	(14)	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393
	Total residential revenue	$714	$(6)	$708	$(18)	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607

	ARPU -
	Legacy Frontier	$57.53	$0.21	$57.74	$(0.06)	$57.68	$(0.16)	$57.52	$1.61	$59.13	$1.31	$60.44	$0.59	$61.03	$(0.29)	$60.74
	Acquired properties (2)	$54.04	$1.53	$55.57	$0.43	$56.00	$0.83	$56.83	$(0.76)	$56.07	$0.57	$56.64	$0.49	$57.13	$(0.61)	$56.52
	Total residential ARPU	$55.68	$0.57	$56.25	$0.29	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94

	Percent of customers on price protection plans -
	Legacy Frontier	48.2%	1.4%	49.6%	1.4%	51.0%	2.3%	53.3%	2.0%	55.3%	1.5%	56.8%	0.8%	57.6%	0.8%	58.4%

	Customer monthly churn -
	Legacy Frontier	1.49%	-0.09%	1.40%	0.15%	1.55%	-0.14%	1.41%	-0.04%	1.37%	0.00%	1.37%	0.02%	1.39%	-0.03%	1.36%
	Acquired properties (2)	2.32%	0.05%	2.37%	0.18%	2.55%	-0.24%	2.31%	-0.21%	2.10%	0.21%	2.31%	-0.18%	2.13%	-0.35%	1.78%
	Total residential customer monthly churn	2.07%	-	2.07%	0.17%	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%

	Products per residential customer - (1)
	Legacy Frontier	2.44	0.02	2.46	0.02	2.48	0.06	2.54	-	2.54	0.03	2.57	0.01	2.58	0.02	2.60
	Acquired properties (2)	1.90	0.03	1.93	0.03	1.96	0.03	1.99	0.02	2.01	0.05	2.06	0.04	2.10	0.05	2.15
	Total products per residential customer	2.06	0.04	2.10	0.03	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Peace of Mind, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Peace of Mind.

(2)	Revised from the previously disclosed amounts to conform to the Frontier reporting methodology.

Frontier Communications Corporation
Pro Forma Combined Historical Business Customer Metrics Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

	For the quarter ended:													Actual			Actual
		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,			December 31,
(Amounts in millions,		2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010		Var.	2010
	except operating data)

Business customer metrics:
	Customers -
	Legacy Frontier	149,901	(3,068)	146,833	(902)	145,931	(5,168)	140,763	(2,540)	138,223	305	138,528	(1,072)	137,456		(1,973)	135,483
	Acquired properties (1)	NA		NA		NA		NA		NA		NA		222,906		(8,550)	214,356
	Total business customers	NA		NA		NA		NA		NA		NA		354,233	(2)	(10,410)	343,823	(2)

	Revenue -
	Legacy Frontier	$217	$-	$217	$(5)	$212	$-	$212	$(1)	$211	$4	$215	$(2)	$213		$(4)	$209
	Acquired properties	438	(11)	427	(11)	416	(37)	379	21	400	-	400	(8)	392		(10)	382
	Total business revenue	$655	$(11)	$644	$(16)	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605		$(14)	$591

	ARPU -
	Legacy Frontier	$478.56	$9.27	$487.83	$(4.56)	$483.27	$8.95	$492.22	$11.19	$503.41	$14.30	$517.71	$(4.27)	$513.41		$(2.45)	$510.96
	Acquired properties (1)	NA		NA		NA		NA		NA		NA		$581.05		$1.65	$582.70
	Total business ARPU	NA		NA		NA		NA		NA		NA		$565.06		$(0.28)	$564.78

(1)	Business customer metrics for the acquired properties is not available for prior periods.
(2)	Excludes master customer accounts of 6,129 and 6,016 that overlap Legacy Frontier and Acquired properties as of September 30, 2010 and December 31, 2010, respectively.

Frontier Communications Corporation
Pro Forma Combined Historical Access Lines Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Access lines:
Residential -
Legacy Frontier	1,427,149	(21,891)	1,405,258	(30,436)	1,374,822	(25,312)	1,349,510	(26,845)	1,322,665	(26,194)	1,296,471	(23,299)	1,273,172	(24,778)	1,248,394
Acquired properties	3,076,227	(108,490)	2,967,737	(121,613)	2,846,124	(101,044)	2,745,080	(84,329)	2,660,751	(102,081)	2,558,670	(96,682)	2,461,988	(74,712)	2,387,276
Total residential access lines	4,503,376	(130,381)	4,372,995	(152,049)	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670

Business -
Legacy Frontier	789,654	(5,785)	783,869	(6,983)	776,886	(8,884)	768,002	(7,855)	760,147	(4,599)	755,548	(5,511)	750,037	(8,957)	741,080
Acquired properties	1,525,541	(26,798)	1,498,743	(25,876)	1,472,867	(24,810)	1,448,057	(24,824)	1,423,233	(24,672)	1,398,561	(12,846)	1,385,715	(16,747)	1,368,968
Total business access lines	2,315,195	(32,583)	2,282,612	(32,859)	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048

Total -
Legacy Frontier	2,216,803	(27,676)	2,189,127	(37,419)	2,151,708	(34,196)	2,117,512	(34,700)	2,082,812	(30,793)	2,052,019	(28,810)	2,023,209	(33,735)	1,989,474
Acquired properties	4,601,768	(135,288)	4,466,480	(147,489)	4,318,991	(125,854)	4,193,137	(109,153)	4,083,984	(126,753)	3,957,231	(109,528)	3,847,703	(91,459)	3,756,244
Total access lines	6,818,571	(162,964)	6,655,607	(184,908)	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718

Frontier Communications Corporation
Pro Forma Combined Historical Other Operating Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

HSI subscribers (DSL and Fiber optic)
Legacy Frontier	600,047	13,763	613,810	7,521	621,331	14,616	635,947	8,113	644,060	3,427	647,487	3,244	650,731	1,435	652,166
Acquired properties (1)	1,027,820	18,745	1,046,565	7,117	1,053,682	5,620	1,059,302	7,613	1,066,915	(17,826)	1,049,089	(8,215)	1,040,874	4,127	1,045,001
Total HSI subscribers	1,627,867	32,508	1,660,375	14,638	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167

Video subscribers
Direct Broadcast Satellite (DBS)
Legacy Frontier	146,010	11,343	157,353	7,182	164,535	8,426	172,961	2,814	175,775	3,784	179,559	2,046	181,605	3,940	185,545
Acquired properties	176,432	11,716	188,148	7,671	195,819	5,620	201,439	5,392	206,831	916	207,747	6,129	213,876	8,068	221,944
Total DBS subscribers	322,442	23,059	345,501	14,853	360,354	14,046	374,400	8,206	382,606	4,700	387,306	8,175	395,481	12,008	407,489

Fiber optic - acquired properties	87,048	15,743	102,791	4,292	107,083	3,916	110,999	3,296	114,295	2,943	117,238	2,922	120,160	3,797	123,957
Total video subscribers	409,490	38,802	448,292	19,145	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446

(1)		Revised from the previously disclosed amount to conform HSI subscriber count to the Frontier reporting methodology.

Frontier Communications Corporation
Pro Forma Combined Historical ARPU Support Data
for the Six Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Quarters Ended September 30, 2010 and December 31, 2010

For the quarter ended:													Actual		Actual
	March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,		December 31,
	2009	Var.	2009	Var.	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010

Average monthly total revenue per access line
Legacy Frontier	$80.21	$0.31	$80.52	$0.39	$80.91	$0.44	$81.35	$1.16	$82.51	$0.71	$83.22	$0.67	$83.89	$(0.69)	$83.20
Acquired properties	$75.28	$1.29	$76.57	$0.73	$77.30	$(2.15)	$75.15	$1.25	$76.40	$(0.29)	$76.11	$(0.08)	$76.03	$(0.81)	$75.22
Total average monthly total revenue per access line	$75.37	$0.87	$76.24	$0.65	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98

Average monthly customer revenue (1) per access line
Legacy Frontier	$66.78	$0.51	$67.29	$(0.39)	$66.90	$0.26	$67.16	$1.26	$68.42	$1.85	$70.27	$0.33	$70.60	$(0.28)	$70.32
Acquired properties	$65.74	$0.87	$66.61	$0.32	$66.93	$(1.61)	$65.32	$1.93	$67.25	$1.06	$68.31	$0.29	$68.60	$(0.65)	$67.95
Total average monthly customer revenue (1) per
access line	$66.03	$0.85	$66.88	$0.04	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77

(1)				Customer revenue is defined as total revenue less regulatory revenue. Regulatory revenue includes switched access and subsidies.

Frontier Communications Corporation
Pro Forma Combined Historical Miscellaneous Operating Data

	As of	As of	As of
	June 30, 2010	September 30, 2010	December 31, 2010

High-speed availability (% of households)
Legacy Frontier	92%	92%	91%
Acquired properties	64%	68%	70%

Homes passed with fiber ready video
Acquired properties	567,634	578,761	582,095